UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 9, 2026

MOLECULIN BIOTECH, INC.
(Exact Name of Registrant as Specified in its Charter)
Delaware	001-37758	47-4671997
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

5300 Memorial Drive, Suite 950, Houston ,TX 77007
(Address of principal executive offices and zip code)

(713) 300-5160
(Registrant’s telephone number, including area code)
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-1(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	MBRX	The NASDAQ Stock Market LLC

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported below under Item 5.07 of this Current Report, Moleculin Biotech, Inc. (the “Company”) held its scheduled 2026 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders approved amendments to the Company's 2024 Equity Plan (the “2024 Plan”) including an increase in the number of shares of common stock authorized for issuance under the 2024 Plan by 3,861,894 shares. As amended, the number of shares of the common stock that may be issued under the 2024 Plan is 3,875,999 shares (this includes the 3,861,894 share increase).

For more information about the 2024 Plan and amendments thereto, see the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on August 24, 2026 (the “Proxy Statement”), the relevant portions of which are incorporated herein by reference. The foregoing description of the amendments to the 2024 Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2024 Plan, as amended, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 9, 2026, the Company held its Annual Meeting. As of August 19, 2026, the record date for the Annual Meeting, there were 19,477,380 shares of common stock issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting, of which 8,247,089 shares were present in person or represented by proxy, which constituted a quorum. The holders of shares of our common stock are entitled to one vote for each share held. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company's stockholders at the Annual Meeting. Each of these proposals is described in greater detail in the Proxy Statement.

Proposal 1. Election of Directors - The Company's stockholders elected Walter V. Klemp, Robert E. George, Michael D. Cannon, John Climaco, and Elizabeth A. Cermak to serve until the next Annual Meeting of Stockholders, or until such person's successor is qualified and elected.

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Walter V. Klemp	2,976,456	841,135	4,429,498
Robert E. George	3,016,515	801,076	4,429,498
Michael D. Cannon	3,058,476	759,115	4,429,498
John Climaco	3,020,971	796,620	4,429,498
Elizabeth A. Cermak	3,060,614	756,977	4,429,498

Proposal 2. Ratify Grant Thornton LLP as Independent Registered Public Accountant - The Company's stockholders ratified the appointment of Grant Thornton, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026, by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
7,592,200	470,195	184,694	N/A

Proposal 3. Approve an Amendment to the Moleculin Biotech, Inc. 2024 Stock Plan to Increase the Number of Shares Authorized for Issuance Thereunder - The Company's stockholders approved the amendment to the Moleculin Biotech, Inc. 2024 Stock Plan, by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
2,686,974	1,111,121	19,496	4,429,498

Proposal 4. Vote on a Non-binding, Advisory Resolution to Approve Executive Compensation - The Company's stockholders approved a non-binding, advisory resolution to approve executive compensation, by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
2,858,548	934,565	24,478	4,429,498

Proposal 5. Approve an Amendment to the Company’s Amended and Restated Certificate of Incorporation to Eliminate Supermajority Voting Requirements to Amend the Amended and Restated Certificate of Incorporation - An amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate supermajority voting requirements was not approved. Pursuant to the Company’s Amended and Restated Certificate of Incorporation, the affirmative vote of two-thirds of the Company's outstanding shares of common stock is required. The votes on the matter were:

Votes For	Votes Against	Abstain	Broker Non-Votes
2,828,497	901,488	87,606	4,429,498

Proposal 6. Approve an Amendment to the Company’s Amended and Restated Certificate of Incorporation to Grant our Board of Directors Authority to Effect a Reverse Stock Split of the Outstanding Shares of the Company’s Common Stock - An amendment to the Company’s Amended and Restated Certificate of Incorporation to grant our Board of Directors authority to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a reverse stock split ratio of between 1-for-2 to 1-for-20 (or any whole number in between), as determined by the Board in its sole discretion, prior to the one-year anniversary of this Annual Meeting was approved. The votes on the matter were:

Votes For	Votes Against	Abstain	Broker Non-Votes
5,738,901	2,488,513	19,675	N/A

Proposal 7. Authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the above proposals - The authorization to allow for the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the above Proposals, was approved. The votes on the matter were:

Votes For	Votes Against	Abstain	Broker Non-Votes
6,116,006	1,979,187	151,896	N/A

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Moleculin Biotech, Inc. 2024 Stock Plan (as amended and restated)
104	Cover page Interactive Data File (formatted as Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLECULIN BIOTECH, INC.

Date: October 9, 2026 By: /s/ Jonathan P. Foster Jonathan P. Foster Chief Financial Officer